UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 19, 2011

SYNTA PHARMACEUTICALS CORP.

(Exact name of registrant as specified in its charter)

Delaware	001-33277	04-3508648
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

45 Hartwell Avenue

Lexington, MA  02421

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (781) 274-8200

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01             Entry into a Material Definitive Agreement.

On April 19, 2011, Synta Pharmaceuticals Corp. (“Synta”) entered into a Third Amendment (the “Amendment”) to the Commercial Lease by and between Duffy Hartwell LLC, as successor in interest to Duffy Hartwell Limited Partnership, and Synta, as successor in interest to Shionogi BioResearch Corp., dated November 4, 1996, as amended by the First Amendment to Commercial Lease, dated August 30, 2006, and the Second Amendment to Commercial Lease, dated May 27, 2008 (the “Lease Agreement”).

Under the Lease Agreement, Synta leases 34,520 square feet of office and laboratory space located at 45 Hartwell Avenue, Lexington, Massachusetts, which term expires on November 30, 2011.  The Amendment, which becomes effective on December 1, 2011, extends the term of the lease until November 30, 2016.  During the extended term, Synta will pay an annual base rent for the premises of $852,070.00.  In addition, Synta has one five-year option to extend the term of the lease, in which event, the rent for the premises during such extended term would be the greater of the rent in effect on November 30, 2016 or the then-prevailing market rate for equivalent office and laboratory space.

The foregoing is a summary description of the terms and conditions of the Amendment and is qualified in its entirety by reference to (i) the Amendment, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated by reference herein, (ii) the Commercial Lease, dated November 4, 1996, as amended by the First Amendment to Commercial Lease, dated August 30, 2006, copies of which are filed as Exhibit 10.5 to Synta’s Registration Statement on Form S-1, as amended (Registration No. 333-138894), initially filed with the Securities and Exchange Commission (the “SEC”) on November 22, 2006, and incorporated by reference herein, and (iii) the Second Amendment to Commercial Lease, dated May 27, 2008, a copy of which is filed as Exhibit 10.1 to Synta’s Quarterly Report on Form 10-Q for the period ended June 30, 2008 (File No. 001-33277), filed with the SEC on August 7, 2008, and incorporated by reference herein.

ITEM 9.01             Financial Statements and Exhibits.

(d)           Exhibits.

Exhibit
Number	Description

10.1

Third Amendment, dated April 19, 2011, to Commercial Lease by and between Duffy Hartwell LLC, as successor in interest to Duffy Hartwell Limited Partnership, and Synta Pharmaceuticals Corp., as successor in interest to Shionogi BioResearch Corp., dated November 4, 1996, as amended.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SYNTA PHARMACEUTICALS CORP.

Dated: April 22, 2011	/s/ Keith S. Ehrlich
Keith S. Ehrlich
Vice President, Finance and Administration
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

10.1

Third Amendment, dated April 19, 2011, to Commercial Lease by and between Duffy Hartwell LLC, as successor in interest to Duffy Hartwell Limited Partnership, and Synta Pharmaceuticals Corp., as successor in interest to Shionogi BioResearch Corp., dated November 4, 1996, as amended.